Portfolio of Investments (unaudited)

As of July 31, 2019

	Shares or Principal Amount	Value
LONG-TERM INVESTMENTS (99.5%)
COMMON STOCKS (99.5%)
JAPAN (99.5%)

Communication Services (4.8%)

KDDI Corp.(a)	136,000	$3,548,443
Yahoo Japan Corp.(a)	597,200	1,749,156
		5,297,599
Consumer Discretionary (14.4%)
Aeon Fantasy Co. Ltd.(a)	42,000	1,209,456
Musashi Seimitsu Industry Co. Ltd.(a)	73,100	956,500
Nitori Holdings Co. Ltd.(a)	13,300	1,793,713
Resorttrust, Inc.(a)	68,900	998,112
Stanley Electric Co. Ltd.(a)	85,600	2,122,598
TKP Corp.(a)(b)	30,800	1,438,148
Toyota Motor Corp.(a)	35,500	2,293,768
USS Co. Ltd.(a)	90,100	1,784,249
Yamaha Corp.(a)	71,000	3,347,111
		15,943,655
Consumer Staples (12.3%)
Ain Holdings, Inc.(a)	20,000	1,094,017
Mandom Corp.(a)	44,300	1,042,353
Milbon Co. Ltd.(a)	26,500	1,293,057
Pigeon Corp.(a)	75,200	2,742,158
San-A Co. Ltd.(a)	13,700	550,022
Seven & i Holdings Co. Ltd.(a)	47,200	1,610,839
Shiseido Co. Ltd.(a)	38,000	2,796,213
Welcia Holdings Co. Ltd.(a)	54,400	2,527,715
		13,656,374
Financials (6.3%)
AEON Financial Service Co. Ltd.(a)	103,500	1,669,697
Japan Exchange Group, Inc.(a)	197,100	2,888,597
Tokio Marine Holdings, Inc.(a)	44,800	2,378,029
		6,936,323
Health Care (15.8%)
AS One Corp.(a)	18,200	1,506,780
Asahi Intecc Co. Ltd.(a)	133,000	3,475,463
BML, Inc.(a)	19,000	521,482
Chugai Pharmaceutical Co. Ltd.(a)	60,800	4,350,057
Mani, Inc.(a)	23,800	1,710,366
Shionogi & Co. Ltd.(a)	48,200	2,668,593
Sysmex Corp.(a)	45,200	3,281,659
		17,514,400
Industrials (18.4%)
Amada Holdings Co. Ltd.(a)	197,300	2,169,236
Daikin Industries Ltd.(a)	27,700	3,438,034

See Notes to Portfolio of Investments.

Aberdeen Japan Equity Fund, Inc.

Daiwa Industries Ltd.(a)	102,100	$1,011,477
FANUC Corp.(a)	3,200	568,724
Komatsu Ltd.(a)	24,400	545,594
Makita Corp.(a)	61,300	2,021,179
MISUMI Group, Inc.(a)	108,900	2,443,881
Nabtesco Corp.(a)	78,800	2,122,832
Pilot Corp.(a)	41,200	1,556,076
Recruit Holdings Co. Ltd.(a)	33,100	1,120,848
Sakai Moving Service Co. Ltd.(a)	30,700	1,828,547
SHO-BOND Holdings Co. Ltd.(a)	47,200	1,620,313
		20,446,741
Information Technology (16.3%)
Elecom Co. Ltd.(a)	91,500	3,313,116
Fuji Soft, Inc.(a)	36,600	1,644,563
Keyence Corp.(a)	5,700	3,270,938
NET One Systems Co. Ltd.(a)	65,000	1,714,393
Otsuka Corp.(a)	70,200	2,768,124
Renesas Electronics Corp.(a)(b)	175,800	1,033,223
Sanken Electric Co. Ltd.(a)	54,100	1,130,846
Sansan, Inc.(b)	9,900	538,726
SCSK Corp.(a)	56,200	2,668,187
		18,082,116
Materials (9.1%)
Kansai Paint Co. Ltd.(a)	122,100	2,411,083
Nippon Paint Holdings Co. Ltd.(a)	73,900	3,215,407
Shin-Etsu Chemical Co. Ltd.(a)	44,000	4,479,898
		10,106,388
Real Estate (2.1%)
Daibiru Corp.(a)	166,500	1,539,964
Heiwa Real Estate Co. Ltd.(a)	35,900	753,926
		2,293,890
Total Common Stocks		110,277,486
Total Long-Term Investments—99.5% (cost $102,397,644)		110,277,486

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.1%
UNITED STATES—0.1%
93,521	State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.26%(c)	93,521
Total Short-Term Investment—0.1% (cost $93,521)		93,521
Total Investments—99.6% (cost $102,491,165)		110,371,007
Other Assets in Excess of Liabilities—0.4%		426,712
Net Assets—100.0%		$110,797,719

(a)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note (a) of the accompanying Notes to Portfolio of Investments.

(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of July 31, 2019.

See Notes to Portfolio of Investments.

Aberdeen Japan Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited)

July 31, 2019

Summary of Significant Accounting Policies

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, and has an objective to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

Aberdeen Japan Equity Fund, Inc.